[ ] = Certain confidential information contained in this document, marked by brackets, is omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Exhibit10.2

AMENDMENT NUMBER NINE TO AMENDED AND RESTATED
WAFER SUPPLY AGREEMENT

This Amendment Number Nine (the "Amendment"), is effective as of February 6, 2019 (the "Amendment Effective Date"), and amends the Amended and Restated Wafer Supply Agreement that is effective as of April 1, 2003 as further amended by Amendment Number One, that is effective August 11, 2004, Amendment Number Two, that is effective April 1, 2008, Amendment Number Three, that is effective June 9, 2008, Amendment Number Four, that is effective as of June 13, 2008 and Amendment Number Five, that is effective as of November 14, 2008, Amendment Number Six, that is effective as of November 1, 2015, Amendment Number Seven, that is effective as of August 8, 2016 and Amendment Number Eight, that is effective as of July 26, 2018 (the "Agreement"), by and between Lapis Semiconductor Co., Ltd., a Japanese corporation having its registered head office at 2-4-8 Shinyokohama, Kouhoku-ku Yokohama 222-8575 Japan (“Lapis”), and Power Integrations International, Ltd. ("PI") a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman K Y 1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.
RECITALS

WHEREAS, PI and LAPIS desire to amend the terms of the Agreement; and
WHEREAS, in accordance with Section 18. 10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized officers of LAPIS and PI.
Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

1.	Any previous draft or version of Amendment Number 9 is superseded by this Amendment.

2.	Section 1.28, which was added by the Amendment Number 6 to the Amended and Restated Wafer Supply Agreement, is deleted its entirety and replaced with the following:

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Amendment 9

1.28    [ ] Wafer
[ ] Wafer is defined by the [ ] form.

3.	In Article 16 Consignment of Manufacturing Equipment.
The line “set forth in the Proposal of Exhibit D” found in Article, 16 section 16.1, of the Amended and Restated Wafer Supply agreement with an effective date April 1, 2003 shall be deleted.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

LAPIS SEIMICONDUCTOR CO., LTD.	POWER INTEGRATIONS INTERNATIONAL, LTD.
Signature: /s/ Akira Yamazaki	Signature: /s/ Raja Petrakian
Name: Akira Yamazaki	Name: Raja Petrakian
Title: General Manager	Title: President, PIIL

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Amendment 9